Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik Chief Financial Officer (972) 490-9600	Tripp Sullivan Corporate Communications, Inc. (615) 254-7318
ASHFORD HOSPITALITY TRUST REPORTS FIRST QUARTER RESULTS
DALLAS — (May 5, 2009) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the first quarter ended March 31, 2009. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 103 hotels owned and included in continuing operations as of March 31, 2009. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2009, with the first quarter ended March 31, 2008. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS AND LIQUIDITY
•	Corporate unrestricted available cash at the end of the quarter was $239.7 million

•	Total revenue decreased 16.2% to $239.7 million from $286.0 million

•	Net income available to common shareholders was $6.8 million, or $0.08 per diluted share, compared with a net loss of $833,000, or $0.01 loss per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) per diluted share increased 7% to $0.31 per diluted share

•	Cash available for distribution (CAD) per diluted share increased 5% to $0.23 per diluted share

•	Fixed charge ratios were 1.73x and 1.88x under the senior credit facility covenants and the Series B convertible preferred covenants, moving slightly higher from the previous quarter’s results of 1.72x and 1.77x, versus required minimums of 1.25x each
PORTFOLIO HIGHLIGHTS
•	Proforma RevPAR was down 17.0% for hotels not under renovation on a 6.5% decrease in ADR to $139.95 and a 796-basis point decline in occupancy

•	Proforma RevPAR was down 17.1% for all hotels on a 6.6% decrease in ADR to $139.36 and a 789-basis point decline in occupancy

•	Proforma Hotel Operating Profit for hotels not under renovation declined by 25.5%

•	Proforma Hotel Operating Profit margin for hotels not under renovation declined by 300 basis points
CAPITAL ALLOCATION
•	Repurchased 11.7 million common shares in the quarter for a total of $15.9 million, and repurchased 1.4 million shares of Series A and Series D preferred stock combined for a total of $10.6 million

•	Capex invested in the quarter totaled $19.8 million
CAPITAL STRUCTURE
On February 20, 2009, the Company closed on the refinancing of the Gateway Marriott hotel in Washington D.C. for an amount of $60.8 million. The three year loan bears interest at a rate of 400 basis points over LIBOR and has two one-year extension options. The loan was used to retire a $47.0 million loan that was secured by the same asset.
On March 23, 2009, the Company closed on the financing of the Residence Inn hotel in Jacksonville, Florida, for an amount of $7.0 million. The 25 year fully amortizing loan bears interest at the greater of 6.0% or prime plus 1%. This hotel was previously unencumbered.
At March 31, 2009, the Company’s net debt to total gross assets (defined by the corporate credit facility) was
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14185 Dallas Parkway, Suite 1100, Dallas, TX 75254	Phone: (972) 490-9600

AHT Announces First Quarter Results

May 5, 2009
56.9%. As of March 31, 2009, the Company had $2.8 billion of gross debt with a blended average interest rate of 3.37%. Including its $1.8 billion interest rate swap, 97% of the Company’s debt is variable-rate debt. The Company’s weighted average debt maturity including extension options is 5.8 years.
PORTFOLIO REVPAR
As of March 31, 2009, the Company had a portfolio of direct hotel investments consisting of 103 properties classified in continuing operations. During the first quarter, 99 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 103 hotels) and proforma not-under-renovation basis (99 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 103 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR decreased 17.0% for hotels not under renovation on a 6.5% decrease in ADR to $139.95 and a 796-basis point decline in occupancy

•	Proforma RevPAR decreased 17.1% for all hotels on a 6.6% decrease in ADR to $139.36 and a 789-basis point decline in occupancy
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 99 hotels as of March 31, 2009, that were not under renovation, Proforma Hotel EBITDA decreased 25.5% to $60.9 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) declined 300 basis points to 27.3%. For all 103 hotels included in continuing operations as of March 31, 2009, Proforma Hotel EBITDA decreased 26.3% to $61.9 million and Hotel EBITDA margin decreased 315 basis points to 26.2%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 103 hotels included in continuing operations are provided in the tables attached to this release.
Monty J. Bennett, Chief Executive Officer, commented, “The operating environment continues to redefine ‘unprecedented,’ yet we are successfully managing the challenges with a combination of aggressive portfolio management and disciplined capital allocation. Our strategies have mitigated somewhat the negative impact of substantial RevPAR declines, while improving the liquidity position and funding select share repurchases. We continue to focus on sustainability strategies and long term shareholder value enhancement with an emphasis on capital preservation, liquidity, and asset management.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Wednesday, May 6, 2009, at 11 a.m. ET. The number to call for this interactive teleconference is (212) 231-2902. A replay of the conference call will be available through May 13, 2009, by dialing (402) 977-9140 and entering the confirmation number, 21421024#. The Company will also provide an online simulcast and rebroadcast of its first quarter 2009 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Wednesday, May 6, 2009, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year. A direct link to the live broadcast can be found at: http://www.videonewswire.com/event.asp?id=57508.
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AHT Announces First Quarter Results

May 5, 2009
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, Hotel Operating Profit, nor CAD represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales or properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	March 31,	December 31,
	2009	2008
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,545,933	$3,568,215
Cash and cash equivalents	239,705	241,597
Restricted cash	65,000	69,806
Accounts receivable, net	44,785	41,110
Inventories	3,371	3,341
Notes receivable	215,783	212,815
Investment in unconsolidated joint venture	19,493	19,122
Deferred costs, net	23,122	24,211
Prepaid expenses	11,235	12,903
Interest rate derivatives	115,086	88,603
Other assets	6,829	6,766
Intangible assets, net	3,055	3,077
Due from third-party hotel managers	48,453	48,116

Total assets	$4,341,850	$4,339,682

LIABILITIES AND EQUITY
Liabilities
Indebtedness	$2,807,383	$2,790,364
Capital leases payable	163	207
Accounts payable and accrued expenses	99,987	93,476
Dividends payable	5,527	6,285
Unfavorable management contract liabilities	20,386	20,950
Due to related parties	871	2,378
Due to third-party hotel managers	2,681	3,855
Other liabilities	8,052	8,124

Total liabilities	2,945,050	2,925,639

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,447,865 issued and outstanding	75,000	75,000
Redeemable noncontrolling interests in operating partnership	108,560	107,469

Equity:
Shareholders’ equity of the Company -
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares and 2,185,000 shares issued and outstanding at March 31, 2009 and December 31, 2008	15	22
Series D Cumulative Preferred Stock, 5,666,797 shares and 6,394,347 shares issued and outstanding at March 31, 2009 and December 31, 2008	57	64
Common stock, $0.01 par value, 200,000,000 shares authorized, 122,748,859 shares issued, 74,849,783 shares and 86,555,149 shares outstanding at March 31, 2009 and December 31, 2008	1,227	1,227
Additional paid-in capital	1,440,817	1,450,146
Accumulated other comprehensive loss	(964)	(860)
Accumulated deficit	(117,955)	(124,782)
Treasury stock, at cost (47,899,076 shares and 36,193,710 shares at March 31, 2009 and December 31, 2008)	(129,755)	(113,598)

Total shareholders’ equity of the Company	1,193,442	1,212,219
Noncontrolling interests in consolidated joint ventures	19,798	19,355

Total equity	1,213,240	1,231,574

Total liabilities and equity	$4,341,850	$4,232,213

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2009	2008
	(Unaudited)
REVENUE
Rooms	$172,754	$209,493
Food and beverage	47,384	58,599
Rental income from operating leases	1,189	1,347
Other	11,979	12,799

Total hotel revenue	233,306	282,238
Interest income from notes receivable	6,215	3,255
Asset management fees and other	174	522

Total Revenue	239,695	286,015

EXPENSES
Hotel operating expenses Rooms
Rooms	39,140	45,432
Food and beverage	34,008	41,573
Other direct	6,182	7,045
Indirect	68,547	78,838
Management fees	9,251	11,241

Total hotel expenses	157,128	184,129
Property taxes, insurance, and other	14,390	14,624
Depreciation and amortization	41,419	42,986
Corporate general and administrative:
Stock-based compensation	1,556	1,609
Other general and administrative	5,290	6,095

Total Operating Expenses	219,783	249,443

OPERATING INCOME	19,912	36,572
Equity in earnings of unconsolidated joint venture	604	526
Interest income	105	546
Other income	10,698	296
Interest expense	(34,490)	(37,173)
Amortization of loan costs	(2,058)	(1,696)
Write-off of loan costs, premiums and exit fees	930	—
Unrealized gain on derivatives	18,032	4,049

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND REDEEMABLE NONCONTROLLING INTERESTS	13,733	3,120
Income tax expense	(221)	(338)
Income from continuing operations attributable to redeemable noncontrolling interests in operating partnership	(1,558)	(330)

INCOME FROM CONTINUING OPERATIONS	11,954	2,452
Income from discontinued operations attributable to controlling interests	—	3,800

NET INCOME	11,954	6,252
Less: Net income attributable to noncontrolling interests in consolidated joint ventures	(297)	(67)

NET INCOME ATTRIBUTABLE TO THE COMPANY	11,657	6,185
Preferred dividends	(4,830)	(7,018)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$6,827	$(833)

INCOME (LOSS) PER SHARE — Basic and Diluted:
Income (loss) from continuing operations attributable to common shareholders	$0.08	$(0.04)
Income from discontinued operations attributable to common shareholders	—	0.03

Net income (loss) attributable to common shareholders	$0.08	$(0.01)

Weighted average common shares outstanding — basic and diluted	80,530	118,855

Amounts attributable to common shareholders:
Income from continuing operations, net of tax	$11,657	$2,385
Discontinued operations, net of tax	—	3,800
Preferred dividends	(4,830)	(7,018)

Net income (loss) attributable to common shareholders	$6,827	$(833)

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO EBITDA
(in thousands, except per share amounts and ratios)

	Three Months Ended
	March 31,
	2009	2008
	(Unaudited)
Net income	$11,954	$6,252
Less: Net income attributable to noncontrolling interests in consolidated joint ventures	(297)	(67)

Net income attributable to the Company	11,657	6,185
Interest income	(99)	(546)
Interest expense and amortization of loan costs	36,072	40,590
Depreciation and amortization	40,642	46,326
Net income attributable to noncontrolling interests in operating partnership	1,558	631
Income tax expense	221	410

EBITDA	90,051	93,596
Amortization of unfavorable management contract liabilities	(565)	(565)
Gain on sale of properties, net of related income taxes	—	(889)
Write-off of loan costs, premiums and exit fees (1)	(930)	(1,862)
Unrealized gain on derivatives	(18,032)	(4,049)

Adjusted EBITDA	$70,524	$86,231

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands)

	Three Months Ended
	March 31,
	2009	2008
	(Unaudited)
Net income	$11,954	$6,252
Less: Net income attributable to noncontrolling interests in consolidated joint ventures	(297)	(67)
Less: Preferred dividends	(4,830)	(7,018)

Net income (loss) attributable to common shareholders	6,827	(833)
Depreciation and amortization on real estate	40,566	45,298
Gain on sales of hotel properties, net of related income taxes	—	(889)
Net income attributable to noncontrolling interests in operating partnership	1,558	631

FFO available to common shareholders	48,951	44,207
Dividends on convertible preferred stock	1,042	1,564
Write-off of loan costs, premiums and exit fees (1)	(930)	(1,862)
Unrealized gain on derivatives	(18,032)	(4,049)

Adjusted FFO	$31,031	$39,860

Adjusted FFO per diluted share available to common shareholders	$0.31	$0.29

Weighted average diluted shares	101,416	139,770

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the quarter ended March 31, 2009 and $2,086 for the sale of a hotel property for the quarter ended March 31, 2008.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CASH AVAILABLE FOR DISTRIBUTION (“CAD”)
(in thousands, except per share amounts)

	Three Months		Three Months
	Ended	Per	Ended	Per
	March 31,	Diluted	March 31,	Diluted
	2009	Share	2008	Share
Net income attributable to common shareholders	$6,827	$0.07	$(833)	$(0.01)
Dividends on convertible preferred stock	1,042	0.01	1,564	0.01

Total	7,869	0.08	731	0.00

Depreciation and amortization on real estate	40,566	0.40	45,298	0.33
Net income attributable to noncontrolling interests in operating partnership	1,558	0.01	631	0.01
Stock-based compensation	1,556	0.02	1,609	0.01
Amortization of loan costs	1,989	0.02	1,803	0.01
Write-off of loan costs, premiums and exit fees (1)	(930)	(0.01)	(1,862)	(0.01)
Amortization of unfavorable management contract liabilities	(565)	(0.01)	(565)	(0.00)
Gain on sales of properties, net of related income taxes	—	—	(889)	(0.01)
Unrealized gain on derivatives	(18,032)	(0.18)	(4,049)	(0.03)
Capital improvements reserve	(10,284)	(0.10)	(12,099)	(0.09)

CAD	$23,727	0.23	$30,608	$0.22

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the quarter ended March 31, 2009 and $2,086 for the sale of a hotel property for the quarter ended March 31, 2008.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT SUMMARY
MARCH 31, 2009
(dollars in thousands)

	Fixed-Rate	Floating-Rate	Total
	Debt	Debt	Debt

Mortgage loan secured by 25 hotel properties, matures between July 1, 2005 and February 1, 2016, at an average interest rate of 5.42%	$455,115	$—	$455,115
Mortgage loan secured by 16 hotel properties, matures between December 11, 2014 and December 11, 2015, at an average interest rate of 5.73%	211,475	—	211,475
Secured credit facility, matures April 9, 2010, at an interest rate of LIBOR plus a range of 2.75% to 3.5% depending on the loan-to-value ratio, with two one-year extension options	—	250,000	250,000
Mortgage loan secured by one hotel property, matures December 8, 2016 at an interest rate of 5.81%	101,000	—	101,000
Mortgage loan secured by five hotel properties, matures December 11, 2009 at an interest rate of LIBOR plus 1.72%, with two one-year extension options	—	203,400	203,400
Mortgage loan secured by 28 hotel properties, matures April 11, 2017, at an average blended interest rate of 5.95%	928,465	—	928,465
Mortgage loan secured by 10 hotel properties, matures May 9, 2009, at an interest rate of LIBOR plus 1.65%, with three one-year extension options	—	167,202	167,202
Mortgage loan secured by one hotel property, matures January 1, 2011, at an interest rate of 8.32%	5,048	—	5,048
Mortgage loan secured by one hotel property, matures January 1, 2023, at an interest rate of 7.78%	4,732	—	4,732
TIF loan secured by one hotel property, matures June 30, 2018, at an interest rate of 12.85%	6,927	—	6,927
Mortgage loan secured by one hotel property, matures March 31, 2010, at an interest rate of 5.6%	29,262	—	29,262
Mortgage loan secured by three hotel properties, matures April 5, 2011, at an interest rate of 5.47%	66,035	—	66,035
Mortgage loan secured by four hotel properties, matures March 1, 2010, at an interest rate of 5.95%	75,000	—	75,000
Mortgage loan secured by one hotel property, matures June 1, 2011, at an interest rate of LIBOR plus 2%	—	19,740	19,740
Mortgage loan secured by two hotel properties, matures August 8, 2011, at an interest rate of LIBOR plus 2.75%, with two one-year extension options	—	118,950	118,950
Mortgage loan secured by one hotel properties, matures September 9, 2010, at an interest rate of LIBOR plus 3.75%, with two one-year extension options	—	55,000	55,000
Mortgage loan secured by one hotel property, matures March 1, 2012, at an interest rate of LIBOR plus 4%, with two one-year extension options		60,800	60,800
Mortgage loan secured by one hotel property, matures April 1, 2034, bearing an interest rate at the greater of 6% or prime plus 1%		7,000	7,000

Total debt excluding premium	1,883,059	882,092	2,765,151
Plus: Debt attributable to joint venture partners	2,582	39,650	42,232

Total debt Including premium and debt attributable to joint venture partners	$1,885,641	$921,742	$2,807,383

Percentage	67.2%	32.8%	100.0%

Weighted average interest rate at March 31, 2009	5.81%	3.14%	4.94%

Total with the effect of interest rate swap	$85,641	$2,721,742	$2,807,383

Percentage with the effect of interest rate swap	3.1%	96.9%	100.0%

Weighted average interest rate with the effect of interest rate swap	3.48%	3.14%	3.37%

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT BY MATURITY ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE TESTS ARE EXERCISED
MARCH 31, 2009
(in thousands)

	2009	2010		2011		2012	2013	Thereafter	Total

Mortgage loan secured by Dearborn Hyatt Regency	$—	$29,262		$—		$—	$—	$—	$29,262
Mortgage loan secured by Rye Town Hilton	—	75,000		—		—	—	—	75,000
Mortgage loan secured by Manchester Courtyard	—	—		5,048		—	—	—	5,048
Mortgage loan secured by Auburn Hills Hilton Suites, Costa Mesa Hilton and Portland Embassy Suites	—	—		66,035		—	—	—	66,035
Mortgage loan secured by El Conquistador Hilton	—	—		19,740		—	—	—	19,740
Mortgage loan secured by Anchorage Sheraton, Minneapolis Airport Hilton, San Diego Sheraton and Walnut Creek Embassy Suites	—	—		203,400		—	—	—	203,400
Secured credit facility	—	250,000	*	—		—	—	—	250,000
Mortgage loan secured by 10 hotel properties, Wachovia Floater 7	—	—		—		167,202	—	—	167,202
Mortgage loan secured by JW Marriott San Francisco	—	55,000	*	—		—	—	—	55,000
Mortgage loan secured by La Jolla Hilton and Capital Hilton	—	—		118,950	*	—	—	—	118,950
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—		—		—	—	110,899	110,899
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—		—		—	—	100,576	100,576
Mortgage loan secured by 25 hotel properties, Merrill Lynch Pool 1	—	—		—		—	—	160,490	160,490
Mortgage loan secured by Westin O’Hare	—	—		—		—	—	101,000	101,000
Mortgage loan secured by 25 hotel properties, Merrill Lynch Pool 2, 3 and 7	—	—		—		—	—	294,625	294,625
Mortgage loan secured by Arlington Marriott	—	—		—		—	—	60,800	60,800
Mortgage loan secured by 28 hotel properties, Wachovia Floaters 1 to 6	—	—		—		—	—	893,465	893,465
Mortgage loan secured by Philly Courtyard, Wachovia Stand-Alone	—	—		—		—	—	35,000	35,000
TIF loan secured by Philly Courtyard	—	—		—		—	—	6,927	6,927
Mortgage loan secured by Houston Hampton Inn	—	—		—		—	—	4,732	4,732
Mortgage loan secured by Jacksonville Residence Inn	—	—		—		—	—	7,000	7,000

	—	409,262		413,173		167,202	—	1,775,514	2,765,151

Debt attributable to joint venture partners	—	—		40,541		—	—	1,691	42,232

Total	$—	$409,262		$453,714		$167,202	$—	$1,777,205	$2,807,383

NOTE: These maturities assume no event of default would occur.

*	Extensions available but certain coverage tests have to be met.

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ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended
	March 31,
	2009	2008	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$176,654	$214,380	-17.60%
RevPAR	$86.82	$104.68	-17.06%
Occupancy	62.30%	70.19%	-7.89%
ADR	$139.36	$149.15	-6.56%

	Three Months Ended
	March 31,
	2009	2008	% Variance
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$168,039	$203,552	-17.45%
RevPAR	$88.18	$106.18	-16.95%
Occupancy	63.01%	70.97%	-7.96%
ADR	$139.95	$149.60	-6.45%
Excluded Hotels Under Renovation:
     Sheraton Anchorage, Hilton Rye Town, Hilton Nassau Bay, Marriott Plano Legacy Town Center
OTHER NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended
	March 31,
	2009	2008	% Variance
REVENUE
Rooms	$176,654	$214,380	-17.6%
Food and beverage	48,056	59,314	-19.0%
Other	11,850	12,862	-7.9%

Total hotel revenue	236,560	286,556	-17.4%

EXPENSES
Rooms	40,068	46,515	-13.9%
Food and beverage	34,515	42,135	-18.1%
Other direct	6,244	7,107	-12.1%
Indirect	69,928	79,221	-11.7%
Management fees, includes base and incentive fees	9,256	12,855	-28.0%

Total hotel operating expenses	160,011	187,833	-14.8%
Property taxes, insurance, and other	14,621	14,660	-0.3%

HOTEL OPERATING PROFIT (Hotel EBITDA)	61,928	84,063	-26.3%
Hotel EBITDA Margin	26.18%	29.33%	-3.15%

Minority interest in earnings of consolidated joint ventures	1,570	1,786	-12.1%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$60,358	$82,277	-26.6%

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended
	March 31,
	2009	2008	% Variance
REVENUE
Rooms (1)	$168,039	$203,552	-17.4%
Food and beverage	43,261	53,464	-19.1%
Other	11,308	12,210	-7.4%

Total hotel revenue	222,608	269,226	-17.3%

EXPENSES
Rooms (1)	37,713	43,773	-13.8%
Food and beverage	31,003	37,727	-17.8%
Other direct	5,902	6,801	-13.2%
Indirect	64,742	73,697	-12.2%
Management fees, includes base and incentive fees	8,842	12,123	-27.1%

Total hotel operating expenses	148,202	174,121	-14.9%
Property taxes, insurance, and other	13,547	13,416	1.0%

HOTEL OPERATING PROFIT (Hotel EBITDA)	60,859	81,689	-25.5%
Hotel EBITDA Margin	27.34%	30.34%	-3.00%

Minority interest in earnings of consolidated joint ventures	1,570	1,786	-12.1%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$59,289	$79,903	-25.8%

NOTES:

(1)	Excluded hotels under renovation: Sheraton Anchorage, Hilton Rye Town, Hilton Nassau Bay Marriott Plano Legacy Town Center

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

			Three Months Ended
	Number of	Number of	March 31,
Region	Hotels	Rooms	2009	2008	% Change

Pacific (1)	21	5,205	$85.54	$110.40	-22.5%
Mountain (2)	8	1,704	95.63	127.24	-24.8%
West North Central (3)	3	690	63.03	79.43	-20.6%
West South Central (4)	10	2,086	92.63	108.14	-14.3%
East North Central (5)	10	2,624	49.94	72.68	-31.3%
East South Central (6)	2	236	78.61	89.91	-12.6%
Middle Atlantic (7)	9	2,481	77.36	92.30	-16.2%
South Atlantic (8)	38	7,728	103.04	113.35	-9.1%
New England (9)	2	159	59.75	83.53	-28.5%

Total Portfolio	103	22,913	$86.82	$104.68	-17.1%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended
	Number of	Number of	March 31,
Brand	Hotels	Rooms	2009	2008	% Change

Hilton	34	7,513	$95.87	$113.12	-15.2%
Hyatt	2	1,014	62.81	102.68	-38.8%
InterContinental	2	420	136.59	163.12	-16.3%
Independent	2	317	62.59	34.96	79.0%
Marriott	57	11,714	87.37	104.79	-16.6%
Starwood	6	1,935	53.31	70.19	-24.0%

Total Portfolio	103	22,913	$86.82	$104.68	-17.1%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended
	Number of	Number of	March 31,
Region	Hotels	Rooms	2009	% Total	2008	% Total	% Change

Pacific (1)	21	5,205	$12,893	20.8%	$20,028	23.8%	-35.6%
Mountain (2)	8	1,704	6,962	11.3%	9,999	11.9%	-30.4%
West North Central (3)	3	690	1,110	1.8%	1,937	2.3%	-42.7%
West South Central (4)	10	2,086	7,127	11.5%	8,704	10.4%	-18.1%
East North Central (5)	10	2,624	439	0.7%	4,908	5.8%	-91.1%
East South Central (6)	2	236	694	1.1%	830	1.0%	-16.4%
Middle Atlantic (7)	9	2,481	3,326	5.4%	5,213	6.2%	-36.2%
South Atlantic (8)	38	7,728	29,251	47.2%	32,187	38.3%	-9.1%
New England (9)	2	159	126	0.2%	256	0.3%	-50.8%

Total Portfolio	103	22,913	$61,928	100.0%	$84,062	100.0%	-26.3%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
99 HOTELS NOT UNDER RENOVATION AND INCLUDED IN CONTINUING OPERATIONS AT MARCH 31, 2009 AS IF SUCH HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

1st Quarter 2009	27.34%
1st Quarter 2008	30.34%

Variance	-3.00%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-0.67%
Food & Beverage and Other Departmental	-0.04%
Administrative & General	-0.50%
Sales & Marketing	-0.46%
Hospitality	-0.01%
Repair & Maintenance	-0.51%
Energy	-0.70%
Franchise Fee	-0.07%
Management Fee	0.01%
Incentive Management Fee	0.52%
Insurance	-0.14%
Property Taxes	-0.83%
Other Taxes	-0.14%
Leases/Other	0.54%

Total	-3.00%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

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PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 103 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF MARCH 31, 2009:

	2009	2008	2008	2008
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM

Total Hotel Revenue	$236,560	$292,566	$278,523	$307,691	$1,115,340
Hotel EBITDA	$61,928	$75,069	$75,373	$97,530	$309,900
Hotel EBITDA Margin	26.2%	25.7%	27.1%	31.7%	27.8%

EBITDA % of Total TTM	20.0%	24.2%	24.3%	31.5%	100.0%

JV Interests in EBITDA	$1,570	$1,732	$1,644	$2,868	$7,814
NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro-forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
103 Core Hotels (a)

		2009
		Actual	Estimated	Estimated	Estimated
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter

Sheraton Anchorage	370	x
Marriott Legacy Center	404	x
Hilton Rye Town	446	x	x
Hilton Nassau Bay — Clear Lake	243	x	x	x
Embassy Suites Portland — Downtown	276			x	x
Residence Inn Orlando Sea World	350			x	x
Capital Hilton	408			x	x
Hilton La Jolla Torrey Pines	296				x
Marriott Bridgewater	347				x
Marriott Seattle Waterfront	358				x

(a)	Only hotels which have had or are expected to have significant capital expenditures during 2009 are included in this table.

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